   As filed with the Securities and Exchange Commission on December 26, 2000



                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)

                     of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /   Preliminary Information Statement

/ /   Confidential, For Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2))

/X/   Definitive Information Statement

                          MANHATTAN SCIENTIFICS, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -----------------------------------------------------------------------------
  (Name of Person Filing Information Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid: $

--------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)      Filing Party:

--------------------------------------------------------------------------------

(4)      Date Filed:

--------------------------------------------------------------------------------

                          MANHATTAN SCIENTIFICS, INC.
                          641 Fifth Avenue, Suite 36F
                            New York, New York 10022

                                                          December 26, 2000

Dear Stockholder:

         I am writing to inform you that the Board of Directors of Manhattan Scientifics, Inc., a Delaware corporation (the "Company"), and holders of more than a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matters set forth herein, have approved the following corporate actions in lieu of a meeting pursuant to Section 141(f) of the Delaware General Corporation Law:

         1. The election of three (3) directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders or until their successors shall have been duly elected and qualified;

         2.       The adoption of the Company's 2000 Stock Option Plan
                  (the "2000 Option Plan") to replace the Company's 1998 Stock Option Plan;

         3. The adoption of an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares; and

         4. The ratification of the appointment of the accounting firm of Richard A. Eisner & Company, LLP as the Company's independent accountants.


         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of the Company for informational purposes only. The Company will file the Certificate of Amendment to its Certificate of Incorporation to increase the total number of authorized shares of Common Stock twenty (20) calendar days after the mailing of this Information Statement.

                                   Sincerely,


                                   MARVIN MASLOW,
                                   Chairman of the Board
                                     and Chief Executive Officer

                                                               PRELIMINARY COPY

                          MANHATTAN SCIENTIFICS, INC.
                          641 Fifth Avenue, Suite 36F
                            New York, New York 10022

                             INFORMATION STATEMENT
                               December 26, 2000

         This Information Statement is being mailed to the stockholders of Manhattan Scientifics, Inc., a Delaware corporation (the "Company"), on or about December 26, 2000 in connection with the corporate actions referred to below. The Company's Board of Directors (the "Board") and holders of more than a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matters set forth herein have approved all such matters. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 20, 2000 (the "Record Date").

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                CORPORATE ACTION

         As of the Record Date, Lancer Offshore Fund, Lancer Offshore Inc., Lancer Partners L.P., The Viator Fund, The Orbiter Fund, Michael Lauer, Jack Harrod, Scott L. Bach, Novars Gesellschaft Fur Neue Technologien MBH, Petra Koschany, Landcaster Capital, Cherry Hill Inc., Mountain Ranch Partners,
Inc., Robsal Inc., Alan Cohen, Bruce Evans, Diana E. Schachter, Louis White, and Lynn Dixon (the "Majority Stockholders"), as the holders of an aggregate of approximately 57,438,926 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, representing approximately 52.95% of the total shares entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described below. As a result, no further votes will be needed. As of the Record Date, the Company had outstanding approximately 103,214,972 shares of Common Stock, no shares of Series A Preferred Stock, 245,165 shares of Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), and 14,000 shares of Series C Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"). As of the Record Date, all of the issued and outstanding shares of Series B Preferred Stock were convertible into 2,451,650 shares of Common Stock and all of the issued and outstanding shares of Series C Preferred Stock were convertible into 933,334 shares of Common Stock. A plurality of the votes cast by the stockholders entitled to vote was required to elect the director nominees and a majority of the votes cast by the stockholders entitled to vote was required to take all other actions. The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

         The Board and the Majority Stockholders have consented to the following corporate actions:

         1. The election of Marvin Maslow, Scott L. Bach and David A. Teich to the Board to hold office until the next annual meeting of stockholders or until their successors shall have been duly elected and qualified;

         2. The adoption of the 2000 Option Plan to replace the Company's 1998 Stock Option Plan;

         3. The adoption of an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares; and

         4. The ratification of the appointment of the accounting firm of Richard A. Eisner & Company, LLP as the Company's independent accountants.


         The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. The 2000 Option Plan is attached hereto as Exhibit A.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         On October 20, 2000, the Majority Stockholders elected three directors to serve as directors of the Company until the next annual meeting of the stockholders or until their respective successors shall have been elected and qualified. The Bylaws of the Company provide that the Company shall have no less than one director or such other minimum number as required by law.

         The following table sets forth certain information regarding the directors of the Company:

       Name                Age     Position
       ----                ---     --------

     Marvin Maslow         63    Chairman of the Board and Chief Executive
                                 Officer since January 1998

     Scott L. Bach         38    Director and Secretary since January 1998

     David A. Teich        44    Director since May 1999


         Marvin Maslow has served as the Company's chief executive officer and chairman of the Board since January 1998. From June 1990 through September 1996, Mr. Maslow served as chief executive officer of Projectavision, Inc., a company he co-founded to develop and market video projection technology. Since November 1996, Mr. Maslow has served as chief executive officer and chairman of the board of Tamarack Storage Devices, Inc., a wholly-owned subsidiary of the Company. Since August 1999, Mr. Maslow has also served as a director of NMXS.com, Inc., a company in which the Company owns approximately 27% of the outstanding common stock. For more than 20 years, Mr. Maslow has been President of Normandie Capital Corp., a private investment and consulting company. Mr. Maslow received an A.A.S. degree from the Rochester Institute of Technology in 1957.

         Scott L. Bach has served as a director and secretary of the Company since January 1998. Since November 1996, Mr. Bach has served as secretary and director of Tamarack Storage Devices, Inc., a wholly-owned subsidiary of the Company. Since August 1999, Mr. Bach has also served as a director of NMXS.com, Inc. In 1995, Mr. Bach founded Bach & Associates, a law firm specializing in commercial matters. From 1988 to 1995, he was associated with the law firm of Robinson Silverman Pearce Aronsohn & Berman. From 1987 to 1988, he was associated with the law firm of Zalkin, Rodin & Goodman. Mr. Bach received a B.A. from Queens College, City University of New York in 1984 and a J.D. from Hofstra Law School in 1987.

         David A. Teich has served as a director of the Company since May 1999 and is the managing partner of Teich, Beim & Moro, P.C. Since January 1999, Mr.

Teich's accounting firm has acted as the Company's internal controller. Mr. Teich graduated with a B.B.A. degree from Pace University in 1979, became a certified public accountant in 1982, and has been employed by his firm in various capacities, including accountant, manager, partner and managing partner since 1977.

         The term of office of the directors is one year, expiring on the date of the next annual meeting of stockholders and thereafter until their respective successors shall have been elected and qualified.

Security Ownership of Certain Beneficial Owners and Management Ownership

         The following table sets forth, as of the Record Date, the names, addresses and number of shares of Common Stock beneficially owned by (i) all persons known to the management of the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group. Except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned. Share ownership in each case includes shares issuable upon exercise of options exercisable within 60 days after the Record Date for purposes of computing the percentage of Common Stock owned by such person but not for purposes of computing the percentage owned by any other person.

                                                                  Percentage of
                                                Number of         Outstanding
                                                  Shares             Shares
                                               Beneficially       Beneficially
Name and Address                                  Owned              Owned
----------------                               -------------      -------------

Marvin Maslow (1).............................   15,000,000          12.8%
c/o Manhattan Scientifics, Inc.
641 Fifth Avenue, Suite 36F
New York, New York 10022

Robert Hockaday (2)...........................    6,998,000           6.8%
c/o Manhattan Scientifics, Inc.
641 Fifth Avenue, Suite 36F
New York, New York 10022

Scott L. Bach (3).............................    1,100,000            *
c/o Manhattan Scientifics, Inc.
641 Fifth Avenue, Suite 36F
New York, New York 10022

Jack Harrod (4)...............................    4,750,000           4.5%
c/o Manhattan Scientifics, Inc.
641 Fifth Avenue, Suite 36F
New York, New York 10022

                                                                  Percentage of
                                                Number of         Outstanding
                                                  Shares             Shares
                                               Beneficially       Beneficially
Name and Address                                  Owned              Owned
----------------                               -------------      -------------

David A. Teich (5)............................      502,000            *
Teich, Beim & Moro, P.C.
Two Executive Boulevard, Suite 103
Suffern, New York 10901

Lancer Management Group, LLC (6)..............   33,895,512          32.8%
375 Park Avenue, Suite 2006
New York, New York  10152

Lancer Management Group, II, LLC (7)..........   22,000,000          19.4%
375 Park Avenue, Suite 2006
New York, New York  10152

Lancer Offshore, Inc. (8).....................   28,250,000          27.3%
375 Park Avenue, Suite 2006
New York, New York  10152

Michael Lauer (9)..............................  55,895,512          49.4%
375 Park Avenue, Suite 2006
New York, New York  10152

All executive officers and
directors as a group
(4 persons)....................................  21,352,000          17.6%

------------------

* Less than 1%.

(1) Consists of options that are immediately exercisable to purchase 15,000,000 shares of Common Stock at a price of $0.05 per share. In November 2000, Mr. Maslow transferred options to purchase 1,300,000 shares of common Stock.

(2) Mr. Hockaday, an independent contractor to the Company, is not an employee, executive officer or director of the Company.

(3) Consists of 100,000 shares of Common Stock and options that are immediately exercisable to purchase 1,000,000 shares of Common Stock at a price of $0.05 per share. In November 2000, Mr. Bach transferred options to purchase 10,000 shares of Common Stock.

(4) Consists of 2,000,000 shares of Common Stock and options that are immediately exercisable to purchase 2,750,000 shares of Common Stock at a price of $0.20 per share.

(5) Consists of 2,000 shares of Common Stock and options that are immediately exercisable to purchase 500,000 shares of Common Stock at a price of $0.05 per share.

(6) Consists of the following shareholders of record: Lancer Offshore, Inc. (28,250,000 shares), Lancer Offshore Fund (2,150,000), Viator Fund Ltd. (750,000 shares), Michael Lauer (2,245,512 shares), and The Orbiter Fund (500,000 shares). Michael Lauer is the Managing Member of Lancer Manager Group, LLC. Lancer Management Group, LLC has voting and dispositive power over the shares held by the business entities listed above, and is thus deemed the beneficial owner thereof.

(7) Consists of 12,000,000 shares of Common Stock and warrants to purchase 10,000,000 shares of Common Stock that are exercisable at a price of $0.05 per share held by Lancer Partners, L.P. Lancer Management Group II, LLC has voting and dispositive power over these shares and thus is deemed the beneficial owner thereof. Michael Lauer is the managing member of Lancer Management Group II, LLC.

(8) Lancer Management Group, LLC has voting and dispositive power over these shares and thus is deemed the beneficial owner thereof.

(9) Consists of shares beneficially owned by Lancer Management Group, LLC and Lancer Management Group II, LLC, in addition to shares held in Mr. Lauer's name. As the managing member of Lancer Management Group LLC and Lancer Management Group II, LLC, Mr. Lauer has voting and dispositive power over there shares and thus may be deemed the beneficial owner thereof.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Eighty percent of the Company's annual rent of $60,000 for its executive offices in New York is paid by Normandie Capital Corp., a company owned by Mr. Maslow, the Company's chief executive officer. Eighty five percent of the Company's annual rent of $47,000 for its executive offices in Los Alamos, New Mexico is paid by Energy Related Devices, Inc., a stockholder of the Company.

         On November 24, 1999, Lancer Management Group, LLC, the beneficial owner of 32.8% of the outstanding shares of Common Stock, indicated its willingness to loan the Company, on an as-needed basis, funds to continue the Company's operations through December 15, 2001, upon reasonable terms and conditions to be agreed upon.

         In August 1999, the Orbiter Fund, a stockholder and an affiliate of the Company's largest stockholder, provided the Company with a loan in the principal amount of $500,000. Such loan bore interest at an annual rate of 13.5% and was repaid in October 1999.

         In October 1999, the Company borrowed $500,000 from the Peters Corporation, a stockholder of the Company. The loan, which bore interest at a rate per annum equal to Citicorp prime plus 1%, was repaid on December 19, 1999. In connection with this loan, the Company issued the Peters Corporation 150,000 shares of Common Stock.

         NMXS.com, Inc. pays Mr. Maslow, the Company's chief executive officer, an annual salary of $60,000 and leases a car for his use as consideration for his services.

         During 1999, Bach & Associates, a law firm of which Mr. Bach, the secretary and a director of the Company, is the sole proprietor, received $83,100 as compensation for legal services rendered to the Company.

         During 1999, Teich, Beim & Moro, P.C., an accounting firm in which Mr. Teich, a director of the Company, is a principal, received $29,000 as compensation for accounting services rendered to the Company.

         On August 8, 1999, the Company borrowed $275,000 from Jack Harrod, the Company's chief operating officer. The loan bears interest at an annual rate of 5.5% and is due upon the earlier of (i) February 7, 2001 or (ii) the date the Company completes a private placement of a class of securities aggregating at least $1.5 million. The Company may prepay the loan at any time, in whole or in part, without penalty.

Board Meetings and Committees

         The Board met twice during the fiscal year ended December 31, 1999. Each director attended or participated in such meetings of the Board. From time to time, the members of the Board acted by unanimous written consent. The Company currently has no audit, compensation or nominating committees.

Board of Directors Compensation

         Non-employee directors are not compensated for attending Board meetings. Reasonable out-of-pocket expenses incurred in connection with their attendance at Board meetings are reimbursed by the Company. In addition, Mssrs. Bach and Teich each received options to purchase 500,000 shares of Common Stock in consideration for their services as directors of the Company.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following tables set forth all compensation awarded to the chief executive officer of the Company for the fiscal years ended December 31, 1998 and December 31, 1999. No executive officer's aggregate annual compensation exceeded $100,000 for the year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                   Long-Term
                              Annual Compensation               Compensation Awards
                              -------------------             ---------------------
                                                              Securities
    Name and                                  Other Annual    Underlying      Restricted
Principal Position       Year       Salary    Compensation    Options/SARs      Stock
------------------       ----       ------    ------------    ------------    -----------

Marvin Maslow,           1999         0        $69,195(1)     15,000,000(2)       0
   Chairman of the
   Board and Chief
   Executive Officer


----------

(1) Throughout 1998, the Company granted a monthly non-accountable expense allowance to Mr. Maslow of $2,500. Throughout 1999, the Company granted a monthly non-accountable expense allowance to Mr. Maslow of $4,000, excluding the reimbursement of accountable expenses. Includes an annual salary of $60,000 and a car allowance of $1,195 paid for by NMXS.com, Inc.

(2) On May 6, 1999, the Company granted Mr. Maslow additional options to purchase 15,000,000 shares of Common Stock at an exercise price of $0.05 per share. In November 2000, Mr. Maslow transferred options to purchase 1,300,000 shares of Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth individual grants of stock options made by the Company during the fiscal year ending December 31, 1999 to its chief executive officer:


                                                                                            Potential realizable
                  Number of   Percent of Total                                           value at assumed annual
                  Securities    Options/SARs                                              rates of stock price
                  Underlying       Granted       Exercise or  Market Price               appreciation for option
                   Options     to Employees in    Base Price   on Date of   Expiration             term
       Name        Granted       Fiscal Year      ($/Share)       Grant        Date       5%             10%
       ----        --------      -----------      ---------       -----        ----      -----          -----

Marvin Maslow     15,000,000        100%            $0.05         $0.50       5/06/09     7,125,000    7,500,000



Stock Option Exercises

         The following table contains information relating to the exercise of the Company's stock options by the chief executive officer of the Company in fiscal 1999, as well as the number and value of their unexercised options as of the Record Date:

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                           Number of Securities
                                                          Underlying Unexercised
                                                               Options at
                         Shares Acquired                   Fiscal Year-End(#)(1)
                               on             Value       ---------------------
        Name              Exercise(#)      Realized($)      Exerc.      Unexerc.
        ----              -----------      -----------      -----       -------
Marvin Maslow                  0                0         15,000,000       0


-----------------
(1) The sum of the numbers under the Exercisable and Unexercisable columns of this heading represents such officer's total outstanding options to purchase shares of Common Stock.

Employment Agreements

         The Company currently has no employment agreements with its officers or directors. On September 1, 1999, the Company entered into one-year employment agreement with Robert E. Hermes, Ph.D., the Company's Senior Staff Scientist, which was automatically renewed for an additional one-year period. Unless either party provides notice to the other of their intention not to renew the Agreement, Mr. Hermes' employment will extend until September 2002. Mr. Hermes receives an annual salary of $117,500 and is eligible to receive 500,000 stock options, which shall vest over a three-year period.

Report on Executive Compensation

         The Board determines the compensation of the Company's officers and sets policies for and reviews the compensation awarded to each of them.

         Salaries. Base salaries for the Company's officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the Company's industry. The Company's salaries are below average as compared to its competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive particularly with respect to the ability to manage growth of the Company, the length of the executive's service to the Company and any increased responsibilities assumed by the executive.

         Compensation of Chief Executive Officer. Mr. Maslow, the Company's chief executive officer, does not receive a salary from the Company. Mr. Maslow currently beneficially owns options to acquire 13,700,000 shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management Ownership." The Board believes he is substantially motivated, both by reason of his ownership of the aforementioned options and his commitment to the Company, to act on behalf of all stockholders to optimize overall corporate performance. Accordingly, the Board has not considered it necessary to specifically relate Mr. Maslow's compensation to corporate performance. The Company does not have an employment agreement with Mr. Maslow.

Board of Directors Interlocks and Insider Participation in Compensation
Decisions

         Mr. Maslow, a member of the Board and chief executive officer of the Company during the fiscal year ended December 31, 1999, participated in deliberations of the Board concerning officer compensation.

               PROPOSAL 2 - ADOPTION OF THE 2000 STOCK OPTION PLAN

Proposed Amendment

         On the Record Date, the Board and the Majority Stockholders adopted the 2000 Option Plan to replace the Company's 1998 Stock Option Plan.

The 2000 Option Plan

         The purpose of the 2000 Option Plan is to enable the Company to compete successfully in attracting, motivating and retaining directors, officers, employees and consultants by making it possible for them to own shares of Common Stock, thereby giving them a direct and continuing interest in the future success of the Company's business. The 2000 Option Plan is intended to provide a method whereby directors, officers, employees and consultants who are making or expected to make substantial contributions to the successful growth and development of the Company may be offered additional incentives, thereby advancing the interests of the Company and its shareholders. The Board believes that the 2000 Option Plan increases the Company's flexibility in furthering such purposes.

Terms of the 2000 Option Plan

         The 2000 Option Plan provides for the grant of incentive stock options ("ISO"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, SARs, restricted stock and stock bonuses.

         The purchase price of shares of Common Stock covered by an ISO must be at least 110% of the fair market value of such shares of Common Stock on the date the option is granted. The purchase price for all options is payable in cash or, subject to Board approval, with shares of Common Stock previously owned by participant, by way of a broker assisted exercise procedure or by such other method as the Board may approve. No ISO will be granted to any employee who, at the time of such grant, owns more than 10% of the total combined voting power or value of all classes of capital stock of the Company, or any subsidiary of the Company, unless the option price is at least 110% of the fair market value of the shares of Common Stock subject to the option on the date the option is granted and the option expires no later than five years from the date the option is granted. In addition, the aggregate fair market value of the shares of Common Stock, determined at the date of grant, with respect to which ISOs are exercisable for the first time by a participant during any calendar year, shall not exceed $100,000. No ISO may be granted under the 2000 Option Plan to any individual who is not an employee of the Company. The purchase price of shares of Common Stock covered by a non-qualified stock option may be equal to or less than 100% of the fair market value of such shares of Common Stock on the date the option is granted.

         The 2000 Option Plan also provides for the grant of SARs, which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of Common Stock on the exercise date and the exercise price of the SAR. The terms and the exercise price of a SAR will be determined by the Board in its discretion at the time of the grant.

         Awards of restricted stock ("Restricted Stock") which are grants of shares of Common Stock that are subject to a restricted period during which such shares may not be sold, assigned, transferred, made subject to gift or otherwise encumbered and Stock Bonuses, which are bonuses in the form of Common Stock, may also be made under the 2000 Option Plan.

Administration of the 2000 Option Plan

         The 2000 Option Plan is currently administered by the Board. The Board will have full authority, in its sole discretion, to interpret the 2000 Option Plan, to establish from time to time regulations for the administration of the 2000 Option Plan and to determine the directors, officers, employees and consultants to whom awards will be granted and the terms of such awards. The 2000 Option Plan provides that the Board may appoint a Compensation Committee of the Board (the "Compensation Committee") to administer the 2000 Option Plan. In such event, such Compensation Committee may not take any action under the 2000 Option Plan unless it solely is at all times composed of not less than three "Non-Employee Directors" within the meaning of Rule 16(b)(3) ("Rule 16(b)(3)") under the Exchange Act. In the event that the composition of the Compensation Committee does not comply with Rule 16(b)(3), the Board shall take any and all actions required or permitted to be taken by the Compensation Committee under the 2000 Option Plan and shall serve as the Compensation Committee.

Exercise of Options and Rights

         Under the 2000 Option Plan, options or SARs may be exercised and the restrictions on Restricted Stock cease to apply, at such times and in such installments as are specified in the terms of its grant, but with respect to options and SARs not later than the expiration of ten years from the date of its grant, (or five years in the case of an ISO granted to any employee who owns more than 10% of the Company's voting stock) subject to earlier termination, expiration or cancellation as provided in the grant or the 2000 Option Plan.

         SARs may be granted in tandem with options and, to the extent that they are so granted and such stock appreciation rights are exercised, the related options shall be canceled. Similarly, if such options are exercised, the related stock appreciation rights shall be canceled.

         Options and SARs are not transferable by the participant otherwise than by will or the laws of descent and distribution and are exercisable during the participant's lifetime only by such participant. Restricted Stock is not transferable until all of the restrictions with respect thereto cease to apply.

         Unless otherwise provided in a grant, if participant's employment with the Company shall terminate (as determined by the Board in its sole discretion) for any reason other than retirement, disability, death or for cause, (a) to the extent exercisable at the time of such termination, options shall remain exercisable until 90 days after the date of such termination and stock appreciation rights shall be exercisable on and until the 30th day after such termination on which date they shall expire, and (b) options and stock appreciation rights granted to such participant to the extent that they are not exercisable and all Restricted Stock, to the extent still restricted at the time of such termination, shall expire at the close of business on the date of such termination. In the event that the employment of such participant shall terminate as a result of retirement, disability or death, (x) options and SARs granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of their term and (y) options and SARs granted to such participant to the extent that they were not exercisable and all Restricted Stock to the extent still restricted at the time of such termination shall expire at the close of business on the date of such termination. In the event an participant's employment terminates for cause, all options or stock appreciation rights granted to the participant to the extent not exercised and all Restricted Stock to the extent still restricted at the time of such termination shall expire on the close of business on the date of such termination. The effect of exercising any ISO on a day that is more than 90 days after the date of such termination (or, in the case of a termination of employment on account of death or disability, on a day that is more than one year after the date of such termination) will be to cause such ISO to be treated as a non-qualified stock option pursuant to Section 422 of the Code.

Amendment of the 2000 Option Plan

         The Board may at any time, or from time to time, suspend or terminate the 2000 Option Plan in whole or in part, or amend it in such respects as the Board may deem appropriate. No amendment, suspension or termination of the 2000 Option Plan shall, without the participant's consent, alter or impair any of the rights or obligations under any option plan theretofore granted to a participant under the 2000 Option Plan.

Federal Income Tax Consequences

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 2000 Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the 2000 Option Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

         Incentive Stock Options. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of such an option. If an optionee does not dispose of his/her shares for two years following the date the option was granted or within one year following the transfer of the shares upon exercise of the option, the gain on the sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of the shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the date of exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income for the taxable year in which the disqualifying disposition occurs. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares should be deductible as compensation paid by the Company for federal income tax purposes, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code. The Company may be required to withhold additional taxes from the wages of the employee with respect to the amount of ordinary income taxable to the employee.

         The excess of the fair market value of the Common Stock acquired by exercise of an ISO (determined on the date of exercise) over the exercise price constitutes an item of adjustment in determining "alternative minimum taxable income" for purposes of computing "alternative minimum tax" ("AMT") under
Section 55 of the Code.

         Nonstatutory Stock Options. Options that do not qualify as incentive stock options are nonstatutory stock options and have no special tax status. An optionee generally recognizes no taxable income upon the grant of such an option.

         Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount equal to the difference between the option exercise price and the fair market value of the shares on the determination date (which is generally the date of exercise). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is, in general, the date on which the option is exercised unless the shares received are not vested and/or the sale of the shares at a profit would subject the optionee to liability under
Section 16(b) of the Exchange Act ("Section 16(b)"), in which case the determination date is the later of (i) the date on which the shares vest, or
(ii) the date the sale of the shares at a profit would no longer subject the optionee to liability under Section 16(b) (Section 16(b) generally is applicable only to officers, directors and beneficial owners of more than 10% of the Common Stock of the Company). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than one year. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

         Stock Appreciation Rights. A participant will not be required to recognize any income for federal income tax purposes upon the grant of a stock appreciation right ("SAR"). However, upon the date of exercise of a SAR, the participant will be required to recognize as ordinary income the amount of the cash payment received (which is equal to the excess of the fair market value of a share of Common Stock on the exercise date over the exercise price of the
SAR). The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant upon the settlement of the SAR, subject to the general "reasonableness" and other deductibility requirements of
Section 162 of the Code.

         Restricted Stock. In general, a participant will not be required to recognize any income for federal income tax purposes upon the grant or issuance of shares of Restricted Stock. Upon the vesting of such shares of Restricted Stock, the participant will be required to recognize, as ordinary income, an amount equal to the fair market value of such shares on the vesting date, except that if the sale of such shares at a profit within six months after the issuance of such shares could subject the participant to liability under Section 16(b), the participant would not recognize income until the earlier of (i) the expiration of such six-month period, or (ii) the first day on which the sale of such shares at a profit would not subject the participant to liability under
Section 16(b). Alternatively, no later than thirty days after the date of issuance of shares of Restricted Stock, the participant may also be able to elect, under Section 83(b) of the Code (a "Section 83(b) Election"), to include as ordinary income for the taxable year of such issuance, the fair market value of such shares at the time of issuance (without regard to any Section 16(b) or other "lapse" restriction). Any subsequent appreciation in shares of Restricted Stock with respect to which a Section 83(b) Election is made will be taxed as capital gain, and then only when such shares are sold or otherwise disposed of in a taxable transaction. Such capital gain will be long-term capital gain if the participant's holding period of such stock is more than one year. However, if the shares with respect to which a Section 83(b) Election is made are subsequently forfeited to the Company (e.g., upon termination of the participant's employment with the Company prior to the vesting of such shares), the participant will be unable to claim a deduction in respect of such forfeiture for the amount previously included as ordinary income. The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

         Stock Bonuses. Unless shares of Common Stock granted to a participant as part of a Stock Bonus are not vested or the participant could otherwise be subject to liability under Section 16(b), the participant will be required to recognize, as ordinary income, an amount equal to the fair market value of such shares at the time of issuance. If such shares are not vested or the participant could be subject to liability under Section 16(b) at the time of issuance, then, unless a Section 83(b) Election is made, the participant will not be required to recognize taxable income in respect of such shares until the later of the date
(i) on which such shares vest, or (ii) the sale of such shares at a profit would no longer subject the participant to liability under Section 16(b). The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant, subject to the general "reasonableness" and other deductibility requirements of Section 162 of the Code.

                  PROPOSAL 3 - AMENDMENT TO THE CERTIFICATE OF
                     INCORPORATION TO INCREASE THE NUMBER OF
                        AUTHORIZED SHARESOF COMMON STOCK

Proposed Amendment

         On October 20, 2000, the Board and the Majority Shareholders adopted a resolution to amend the Fourth Article of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares.

         As of the Record Date, the Company had 103,214,972 shares of Common Stock outstanding, no shares of Series A Preferred Stock outstanding, 245,165 shares of Series B Preferred Stock outstanding and 14,000 shares of Series C Preferred Stock outstanding. As of the Record Date, all of the issued and outstanding shares of the Series B Preferred Stock were convertible into 2,451,650 shares of Common Stock and the Series C Preferred Stock were convertible into 933,334 shares of Common Stock. Thirty million shares of Common Stock are available for issuance under the 2000 Option Plan, none of which were covered by outstanding options.

         The Board believed that the number of authorized shares of Common Stock remaining available was not sufficient to enable the Company to respond to potential business opportunities and pursue important objectives that may present themselves. Accordingly, the Board believed it was in the Company's best interests to increase the number of authorized shares of Common Stock as described above. The Board also believed that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified by the Board from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Further, the Board believed the availability of additional shares of Common Stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. An important part of the Company's business strategy is to develop various technologies, including through the acquisition of assets and businesses deemed synergistic with the Company's operations. Although the Company does not currently have any agreements with respect to future acquisitions, the Company continues to review acquisition opportunities. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and a person who does not purchase additional shares will not be able to maintain his or her pro rata interest, on a stockholder's percentage voting power.

         The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board may deem advisable without further action by the Company's shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock do not have preemptive rights. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interest of the Company and its then-existing shareholders.

         The Board does not recommend this proposed amendment with the intent to use the ability to issue additional Common Stock to discourage tender offers or takeover attempts. However, the availability of authorized Common Stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The amendment is not in response to any effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company's management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board and the shareholders.

         The text of subparagraph (a) of the Fourth Article of the Certificate of Incorporation, as it is proposed to be amended pursuant to this proposal, is as follows:

                  "(a) Common. 250,000,000 shares of Common Stock having a par value of $.001 per share;".

                      PROPOSAL NO. 4 - INDEPENDENT AUDITORS

         The firm of Richard A. Eisner & Company, LLP served as the Company's independent auditors for the fiscal year ended December 31, 1999 and has been approved by the Board and the Majority Stockholders to serve as the Company's independent auditors for the fiscal year ending December 31, 2000.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3 and 4 furnished to the Company pursuant to Rule 16a-3(e) and statements from directors and executive officers that no report on Form 5 is due, no reporting person failed to file reports required under Section 16(a) of the Exchange Act, with respect to the Company's securities.

                                  OTHER MATTERS

         The Board is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, AT 641 FIFTH AVENUE, SUITE 36F, NEW YORK, NEW YORK 10022, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                             By Order of the Board of Directors,

                                             MARVIN MASLOW,
                                             Chairman of the Board
                                                and Chief Executive Officer

Date:    December 26, 2000
         New York, New York

                                                                       Exhibit A


                           MANHATTAN SCIENTIFICS, INC.

                           2000 EQUITY INCENTIVE PLAN

         This Manhattan Scientifics, Inc. 2000 Equity Incentive Plan (the "Plan") is established by Manhattan Scientifics, Inc., a Delaware corporation (the "Company"), effective as of October 20, 2000 (the "Effective Date"), subject to the approval of the shareholders of the Company within twelve (12) months thereafter. Capitalized terms not otherwise defined shall have the meanings set forth in Section 25.

         1. Purpose. The Plan is intended to provide qualifying Employees (including officers and Directors), Independent Directors and Consultants with equity ownership in the Company, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company's shareholders and such Employees, Independent Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

         2. Scope of the Plan. Subject to adjustment in accordance with Section 20, the total number of Shares for which grants under the Plan shall be available is 30,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

         3.       Administration.
                  --------------

                  (a) The Plan shall be administered by a Committee which shall consist of at least two or more members of the Board, all of whom, so long as the Company remains a Public Company, shall qualify as "non-employee directors" under Section (b)(3)(i) of Rule 16b-3. If applicable requirements of Rule 16b-3 are met, grants of equity based compensation are not deemed to be purchases or sales of underlying securities for purposes of Section 16(b) of the 1934 Act (short swing liability). The number of members of the Committee may from time to time be increased or decreased, and so long as the Company remains a Public Company, shall be subject to such conditions, as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event there is not Committee or the Committee is unable to act, the Board shall be take any and all actions required or permitted to be taken by the Committee under the Plan and shall serve as the Committee.

         (b) Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

                           (i) to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each

         Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with the Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof, (F) the effect of the Grantee's termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                           (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

                           (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                           (iv) to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

                           (v) to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

                           (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

                           (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or service (other than for Cause);

                           (viii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

                           (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

                           (x) to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

                          (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

                           The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

         4. Indemnification and Reimbursement. Service as a member of the Committee or any other duly appointed subcommittee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed subcommittee. No Committee or other duly appointed subcommittee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

         5. Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of an ISO, which can only be granted to an Employee of the Company or any Subsidiary.

         6.       Conditions to Grants.
                  --------------------

                  (a) General Conditions. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                           (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

                           (ii) In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided; and

                           (iii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

                  (b) Grant of Options. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to Section 6(c), the Option Price of an option may be the Fair Market Value of a

Share on the Grant Date or may be less than or more than that Fair Market Value. An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

                  (c) Grant of ISOs. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an ISO:

                           (i) shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

                           (ii) shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                           (iii) shall meet the limitations of this subparagraph 6(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of
         Section 422 of the Code (the "Limit") taking into account Shares subject to all ISOs granted by the Company that are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

                           (iv) shall be granted within ten (10) years from the Effective Date;

                           (v) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a "Disqualifying Disposition"), within ten (10) business days after such Disqualifying Disposition; and

                           (vi) unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

                  (d)      Grant of SARs.
                           -------------

                           (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific Performance Shares of the Grantee (including any option, Restricted Shares, or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option, with Restricted Shares, or with Performance Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares, or (C) the date such Restricted Shares become nonforfeitable.

                           (ii) The strike price (the "Strike Price") of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

                  (e)      Grant of Performance Shares.
                           ---------------------------

                            (i) Before the grant of Performance Shares, the Committee shall:

                                    (A) determine objective performance goals,
                  which may consist of any one or more of the following goals deemed appropriate by the Committee: earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, the attainment by the Common Stock of a specified market value for a specified period of time, and any other object performance goal deemed appropriate by the Committee, in each case where applicable to be determined either on a company-wide basis, individual basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

                                    (B) designate a period for the measurement
                  of the extent to which performance goals are attained, which may begin simultaneously with, prior to or following the Grant Date (the "Performance Period"); and

                                    (C) assign a performance percentage to each
                  level of attainment of performance goals during the

                  Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the "Performance Percentage").

                           (ii) If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

                           (iii) When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted. If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs, or (C) the date Restricted Shares become nonforfeitable.

                  (f)      Grant of Restricted Shares.
                           --------------------------

                           (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. The Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

                           (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

                                    (A) except as otherwise specified in the
                  Plan or the Award Agreement, upon the Grantee's termination of employment or service within a specified time period after the Grant Date; or

                                    (B) if the Company or the Grantee does not
                  achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment or service; or

                                    (C) upon failure to satisfy such other
                  conditions as the Committee may specify in the Award
                  Agreement.

                           (iii) If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares or (B) the Fair Market Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

                           (iv) The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

                           (v) At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

                  (g) Grant of Stock Bonuses. The Committee may grant Bonus Shares to any Eligible Employee.

         7. Non-Transferability. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to
Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee's death) and (b) transfer the Award to one or more members of the Grantee's Immediate Family or any other individuals or entities.

         8.       Exercise.
                  --------

                  (a)      Exercise of Options.
                           -------------------

                           (i) Subject to Section 6, each option shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement.

                           (ii) An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

                           (iii) Payment of the Option Price may be made by any one or more of the following means:

                                    (A) cash, check, or wire transfer;

                                    (B) with the approval of the Committee,
                  Mature Shares, valued at their Fair Market Value on the date of exercise;

                                    (C) with the approval of the Committee,
                  Restricted Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                                    (D) so long as the Company remains a Public
                  Company, in accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                                    (E) in the discretion of the Committee,
                  payment may also be made in accordance with Section 9.

                                    (F) with the approval of the Committee, in
                  any combination of the foregoing or such other manner determined by the Committee.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price ("Tendered Restricted Shares"), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

                  (b)      Exercise of SARs.
                           ----------------

                           (i) Subject to Section 6(d), (A) each SAR not identified with any other Award shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement and (B) except as otherwise provided in the applicable Award Agreement, each SAR which is identified with any other Award shall become exercisable as and to the extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                           (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs that are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

                           (iii) The benefit for each SAR exercised shall be equal to (A) the Fair Market Value of a Share on the date of such exercise, minus (B) the Strike Price specified in such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

                  (c) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

                           (i) the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of additional Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

                           (ii) the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day immediately preceding the date such cash is to be paid. Payments pursuant to this Section 8 shall be made as soon as administratively practical after the end of the applicable Performance Period. Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

         9. Loans. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (a) the Option Price of an option, (b) the purchase price of Restricted Shares, or (c) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral by the Company shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (a) enters into a binding obligation to pay the deferred amount and (b) other than with respect to treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor. If the Committee has permitted a payment deferral in accordance with this Section 9, then the Committee may require the immediate payment of such deferred amount upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

         10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 10.

         11.      Mandatory Tax Withholding.
                  -------------------------

                  (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

                  (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

                  (c) Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e) under the 1934 Act.

         12. Elective Share Withholding. At the Company's discretion, a Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

         13.      Termination of Employment or Service.
                  ------------------------------------

                  (a) For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee's employment or service is terminated for Cause, (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment or service be forfeited on such date, subject to the provisions of
Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and
(ii) any unexercised option, SAR or Performance Share shall terminate effective immediately upon such termination of employment or service.

                 (b) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of death, then:

                           (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment or service be forfeited on such date;

                           (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) after the death of the Grantee by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and

                           (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment or service on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

                                    (A) a fraction, the numerator of which is
                  the number of months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                                    (B) a percentage determined in the
                  discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment or service would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

         (c) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of Disability, then:

                           (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment or service be forfeited on such date;

                           (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment or service, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and

                           (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment or service on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares multiplied successively by each of the following:

                                            (A) a fraction, the numerator of
                  which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                                            (B) a percentage determined in the
                  discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment or service would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

                  (d) Any Reason Other Than For Cause Or On Account of Death or Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates for any reason other than for Cause, or on account of death or Disability, then:

                           (i) the Grantee's Restricted Shares (and any SARs identified therewith), that are then forfeitable shall on the date of the Grantee's termination of employment or service be forfeited on such date;

                           (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee's termination of employment or service, may be exercised in whole or in part, not later than three
         (3) months after such termination of employment or service (but only during the Option Term); and

                           (iii) the Grantee's Performance Shares (and any SARs identified therewith) shall terminate effective immediately upon such termination of employment or service.

         14. Substituted Awards. If the Committee cancels any Award (whether granted under the Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

         15.      Securities Law Matters.
                  ----------------------

                  (a) If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

                  (b) Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

         16. No Employment Rights. Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed by or in the service of the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate the Plan or any other employee benefit plan or employment, consulting or other agreement.

         17. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or applicable Award Agreement.

         18. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

         19. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, including, without limitation, vesting and manner of payment of purchase price upon exercise, and (c) the treatment of terminations of employment or service.

         20. Adjustments. The Committee shall make equitable adjustment of:

                  (a) the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of
Section 2;

                  (b) the number of Shares, SARs or Performance Shares covered by an Award; and

                  (c) the Option Price of all outstanding options and the Strike Price of all outstanding SARs;


to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event of or by the Company.

         21. Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company's shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan (other than in accordance with Section 20).

         22. Termination of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Committee or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or (b) the date such amendment was adopted by the Committee. No termination shall affect any Award then outstanding under the Plan.

         23. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

         24. Constructive Sales. The Grantee shall not directly or indirectly, through related parties or otherwise, "short" or "short against the box" (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee's Award(s).

         25. Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

                  "Award" shall mean options, including ISOs, Restricted Shares, Bonus Shares, SARs or Performance Shares granted under the Plan.

                  "Award Agreement" shall mean the written agreement by which an Award shall be evidenced.

                  "Board" shall mean the Board of Directors of the Company.

                  "Bonus Shares" shall mean Shares that are awarded to a Grantee without cost and without restrictions.

                  "Cause", with respect to any employee or consultant of the Company shall have the meaning set forth in such person's employment or consulting agreement or, in the absence of such an agreement or if such term is not defined in such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

                           (i)  a Grantee's commission of a crime that is likely
to result in injury to the Company or a Subsidiary;

                           (ii) the material violation by the Grantee of written
policies of the Company or a Subsidiary;

                           (iii) the habitual neglect by the Grantee in the
performance of his or her duties to the Company or a Subsidiary; or


                           (iv)  a Grantee's willful misconduct or inaction in
connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

                  "Committee" shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed or unable to act or with reference to Awards to Independent Directors, shall mean the entire Board.

                  "Common Stock" shall mean the common stock, $0.001 par value per share, of the Company.

                  "Consultant" shall mean any person, including a Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate thereof, to render services to or for the benefit of the Company and is compensated for such services.

                  "Director" shall mean a member of the Board.

                  "Disability" shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

                  "Disqualifying Disposition" shall mean any disposition (including any sale) of Common Stock before the later of (i) two (2) years after the date Grantee was granted the ISOs hereunder or (ii) one year after the date Grantee acquired the Common Stock by exercising the ISOs granted hereunder. If Grantee dies before such Common Stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

                  "Effective Date" shall mean the date set forth in the first paragraph hereof.

                  "Eligible Person" shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

                  "Employee" shall mean any person treated as an employee (including officers and directors) in the records of the Company (or Subsidiary) and who is subject to the control and direction of the Company (or Subsidiary) with regard to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company (or Subsidiary) to a Director shall not be sufficient to constitute "employment" of the Director by the Company (or Subsidiary).

                  "Fair Market Value" per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

                           (i) If the Common Stock is at that time listed on a
national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

                           (ii) If the Common Stock is at that time traded on
the Nasdaq National Market(R), Nasdaq Small Cap Market(SM) or OTC Bulletin Board(R), as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market(R), Nasdaq Small Cap Market(SM) or OTC Bulletin Board(R), as the case may be, or any successor system. If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

                           (iii)  If the Common Stock is neither listed on any
national securities exchange nor traded on the Nasdaq National Market(R), Nasdaq Small Cap Market(SM) or OTC Bulletin Board(R), then the Fair Market Value shall mean that value determined by the Committee after taking into account such factors as the Committee shall in good faith deem appropriate.

                  "Grant Date" shall have the meaning specified in Section 6(a).

                  "Grantee" shall mean a person who has been granted an Award or any Permitted Transferee.

                  "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

                  "Immediate Family" shall mean, with respect to a particular Grantee, the Grantee's spouse, children and grandchildren.

                  "Independent Director" shall mean a member of the Board who in not an Employee of the Company.

                  "Mature Shares" shall mean Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder has held for at least six (6) months.

                  "Minimum Consideration" shall mean par value per Share or such other amount that is from time to time considered to be minimum consideration under applicable law.

                  "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

                  "Option Price" shall mean the per share exercise price of an option.

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                  "Option Term" shall mean the period beginning on the Grant
Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

                  "Performance Shares" shall mean an Award to a Grantee pursuant to Section 6(e).

                  "Permitted Transferee" shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

                  "Public Company" shall mean any entity issuing any class of equity securities that has been, or is required to be, registered under Section 12 of the 1934 Act.

                  "Restricted Shares" shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

                  "Rule 16b-3" shall mean Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

                  "SAR" shall mean a stock appreciation right.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "Section 16 Grantee" shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

                  "Share" shall mean a share of Common Stock.

                  "Strike Price" shall have the meaning specified in Section 6(d)(ii).

                  "Subsidiary" shall mean a subsidiary corporation, as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

                  "Ten Percent Owner" shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

                  "Voting Power" shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

         26. Controlling Law. The law of the State of Delaware, except its law with respect to choice of law, shall control all matters relating to the Plan.

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         27. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.




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